Note 12 - Borrowings - Federal Home Loan Bank Long-term Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Year one, amount	$ 2,855	$ 21,167
Year one, weighted interest rate	1.25%	4.25%
Year two, amount		$ 7,855
Year two, weighted interest rate		3.40%
Total FHLB long-term debt, amount	$ 2,855	$ 29,022
Total FHLB long-term debt, weighted interest rate	1.25%	4.02%